UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 1, 2007
                                                --------------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                   1-12001                      25-1792394
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

      1000 Six PPG Place, Pittsburgh, Pennsylvania               15222-5479
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
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                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 1, 2007, Allegheny Technologies Incorporated (the "Company") issued a press release announcing that its Board of Directors approved a $500 million share repurchase program, increased the Company's quarterly dividend by nearly 40% to $0.18 per share, and authorized a $100 million voluntary contribution to the Company's U.S. defined benefit pension plan. The dividend for the fourth quarter 2007 is payable on December 28, 2007 to stockholders of record on December 10, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

       (d) Exhibits

           Exhibit 99.1   Press release dated November 1, 2007

                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ALLEGHENY TECHNOLOGIES INCORPORATED


                               By:    /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer

Dated:  November 1, 2007

                                  EXHIBIT INDEX
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Exhibit 99.1      Press release dated November 1, 2007